UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Battalion Oil Corporation
(Name of Registrant as Specified In Its Charter)

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BATTALION OIL CORPORATION C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 Your Vote Counts! BATTALION OIL CORPORATION 2021 Annual Meeting Vote by June 07, 2021 11 :59 PM ET You invested in BATTALION OIL CORPORATION and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 08, 2021. Get informed before you vote View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a ~I number Vote in Person at the Meeting* June 08, 2021 11 :00 AM CDT Wells Fargo Plaza Auditorium 1000 Louisiana St. Houston, Texas 77002 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. To elect five directors to serve until the 2022 annual meeting of stockholders in accordance with our certificate of 2. 3. 4. 5. incorporation and bylaws. Nominees: 0 For 01) Richard H. Little 03) David Chang 05) Allen Li 02) Jonathan D. Barrett 04) Gregory S. Hinds To approve an amendment to the Company's 2020 Long Term Incentive Plan to increase the total number of shares OF of our common stock issuable thereunder. or To approve, in a non-binding advisory vote, the compensation of our named executive officers. To determine, in a non-binding advisory vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years. To ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as our independent registered public accountant for the fiscal year ending December 31, 2021. 0 For e vears 0 For NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".